UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934
_______________________

PROPANC HEALTH GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	33-0662986
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

576 Swan Street
Richmond, VIC, Australia	3121
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered
None	N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box.   ☑
Securities Act registration statement file number to which this form relates: Form S-1, File No. 333-175092

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value per share
(Title of Class)

Item 1.	Description of Registrant’s Securities to be Registered.

Propanc Health Group Corporation (the “Registrant”) hereby incorporates by reference the description of its common stock, par value $0.001 per share, to be registered hereunder contained under the heading “Description of Securities” in the Registrant’s Registration Statement on Form S-1 (File No. 333-175092), as initially filed with the Securities and Exchange Commission (the “Commission”) on June 23, 2011, as subsequently amended and declared effective by the Commission on December 16, 2011.

Item 2.	Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation*
3.2	Bylaws*

* Previously filed with the Registrant’s Registration Statement on Form S-1, file number 333-175092, initially filed with the Commission on June 23, 2011 and incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

PROPANC HEALTH GROUP CORPORATION

Date: January 11, 2013	By:	/s/ James Nathanielsz
James Nathanielsz
Chief Executive Officer

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